                                                                  Exhibit 10.7
                                                                  CONFORMED COPY



                      AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 11, 2001 among NORTEL NETWORKS LIMITED, NORTEL NETWORKS INC. and the BANKS listed on the signature pages hereof (the "Banks").

                              W I T N E S S E T H :

         WHEREAS, Nortel Networks Limited (formerly Nortel Networks Corporation), as Guarantor, Nortel Networks Inc., as Borrower, and the banks parties thereto have heretofore entered into a 364 Day Credit Agreement dated as of April 12, 2000 among Nortel Networks Limited, Nortel Networks Inc., the banks and co-agents parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement to provide for the extension of the termination date for an additional period of less than one year, as more fully set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

         SECTION 2. Amendment of Section 1.01 of the Agreement. (a) The definition of "Reference Banks" in Section 1.01 of the Agreement is amended to delete "Bank of America, N.A.,".

          (b) The definition of "Termination Date" in Section 1.01 of the Agreement is amended to replace "April 11, 2001" with "April 10, 2002".

         SECTION 3. Departing and Additional Banks; Total Commitments. Each of Bank One, NA (Chicago Main Office), Suntrust Bank, Banco Santander Central Hispano, S.A., New York Branch, Banca Commerciale Italiana - New York Branch, General Electric Capital Corporation, Societe Generale, Southwest Agency and The Sumitomo Bank, Limited (now known as Sumitomo Mitsui Banking Corporation) hereby ceases to be a party to the Agreement as amended hereby and a "Bank" for all purposes thereof, and each of CIBC Inc., The Royal Bank of Scotland Plc, Credit Lyonnais SA and UBS AG, Stamford Branch hereby becomes a party to the Agreement as amended hereby and a "Bank" for all purposes thereof, entitled to all rights and subject to all duties and obligations of a "Bank" thereunder. The aggregate amount of the Commitments under the Agreement as amended hereby is $1,350,000,000, and each Bank's Commitment under the Agreement as amended hereby is the amount set forth opposite its name on the signature pages hereof.

         SECTION 4.  Governing Law.   This Amended and Restated Credit
Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts; Effectiveness. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated Credit Agreement shall become effective as of the date hereof when the Administrative Agent shall have received:

          (a) duly executed counterparts hereof signed by the Company, the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) an opinion of Nicholas J. DeRoma, Chief Legal Officer of the Company, substantially in the form of Exhibit A hereto, and an opinion of Roger
A. Schecter, Secretary of the Borrower, substantially in the form of Exhibit B hereto; and

          (c) all documents the Administrative Agent may reasonably request relating to the existence of the Company and the Borrower, the corporate authority for and the validity of the Agreement as amended by this Amended and Restated Credit Agreement, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.

                                     NORTEL NETWORKS LIMITED,
                                         as Guarantor

                                     By: /s/ J.M. Doolittle
                                         ----------------------------------
                                     Title: Assistant Treasurer



                                     By: /s/ K.B. Stevenson
                                         ----------------------------------
                                     Title: Treasurer



                                     NORTEL NETWORKS INC., as
                                         Borrower


                                     By: /s/ Mary M. Gross
                                         ----------------------------------
                                     Title: President and Vice President,
                                            Finance

                                      BANKS

         By signing below, (i) each Bank confirms that (x) it is organized under the laws of, or acting through an office, branch or agency located in, the United States, or that the income receivable by it pursuant to the Agreement is effectively connected with the conduct of a trade or business in the United States, or (ii) it is entitled to benefits under an income tax treaty to which the United States is party which exempts such Bank from United States withholding tax.

COMMITMENT

$75,833,333                          MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK


                                     By /s/ Dennis R. Wilczek
                                        ----------------------------------
                                        Title: Vice President



$38,000,000                          THE CHASE MANHATTAN BANK


                                     By /s/ Edmond DeForest
                                        ----------------------------------
                                        Title: Vice President



$90,000,000                          ABN AMRO BANK N.V.


                                     By /s/ David C. Carrington
                                        ----------------------------------
                                        Title: Group Vice President


                                     By /s/ Frances O'R. Logan
                                        ----------------------------------
                                        Title: Senior Vice President



$90,000,000                          CITIBANK N.A.


                                     By /s/ David L. Harris
                                        ----------------------------------
                                        Title: Vice President



$90,000,000                          CREDIT SUISSE FIRST BOSTON


                                     By /s/ Robert Hetu
                                        ----------------------------------
                                        Title: Director


                                     By /s/ Mark Heron
                                        ----------------------------------
                                        Title: Assistant Vice President



$90,000,000                          DEUTSCHE BANK AG, NEW YORK
                                         BRANCH AND/OR CAYMAN
                                         ISLANDS BRANCH


                                     By /s/ Robert B. Landis
                                        ----------------------------------
                                        Title: Managing Director


                                     By /s/ Andreas Neumeier
                                        ----------------------------------
                                        Title: Director



$40,000,000                          ROYAL BANK OF CANADA


                                     By /s/ Suzanne Kaicher
                                        ----------------------------------
                                        Title: Vice President



$40,000,000                          TORONTO DOMINION (TEXAS), INC.


                                     By /s/ Ann S. Slanis
                                        ----------------------------------
                                        Title: Vice President




$55,000,000                          BANK OF MONTREAL


                                     By /s/ Bruce A. Pietka
                                        ----------------------------------
                                        Title: Director




$55,000,000                          THE BANK OF NOVA SCOTIA


                                     By /s/ W. J. Brown
                                        ----------------------------------
                                        Title: Vice President




$70,000,000                          BARCLAYS BANK PLC


                                     By /s/ Timothy C. Harrington
                                        ----------------------------------
                                        Title: Director



$70,000,000                          BNP PARIBAS


                                     By /s/ Nuala Marley
                                        ----------------------------------
                                        Title: Director


                                     By /s/ Brian M. Foster
                                        ----------------------------------
                                        Title: Vice President



$40,000,000                          CIBC INC.


                                     By /s/ Howard Palmer
                                        ----------------------------------
                                        Title: Executive Director
                                                CIBC World Markets Corp.,
                                                as agent



$50,000,000                          HSBC BANK USA


                                     By /s/ Jean-Jacques Salomon
                                        ----------------------------------
                                        Title: Senior Vice President



$70,000,000                          WACHOVIA BANK, N.A.


                                     By /s/ Charles D. Barham III
                                        ----------------------------------
                                        Title: Vice President



$42,500,000                          BANK OF AMERICA, N.A.


                                     By /s/ Jacqueline W. Ho
                                        ----------------------------------
                                        Title: Vice President



$38,000,000                          THE BANK OF TOKYO-MITSUBISHI
                                          LTD., NEW YORK BRANCH


                                     By /s/ John Jeffers
                                        ----------------------------------
                                        Title: SVP & Manager



$50,666,667                          FLEET NATIONAL BANK


                                     By /s/ Barbara Agostini Keegan
                                        ----------------------------------
                                        Title: Director



$50,000,000                          WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE, NEW YORK
                                          BRANCH


                                     By /s/ Richard J. Pearse
                                        ----------------------------------
                                        Title: Executive Director


                                     By /s/ Lars Kickstein
                                        ----------------------------------
                                        Title: Manager



$35,000,000                          BANCO BILBAO VIZCAYA
                                          ARGENTARIA, S.A.


                                     By /s/ Santaigo Hernandez Monsalve
                                        ----------------------------------
                                         Title: Vice President
                                                Global Corporate Banking

                                     By /s/ John Martini
                                        ----------------------------------
                                        Title: Vice President
                                               Corporate Banking


$35,000,000                          ING BANK N.V.


                                     By /s/ Alan Duffy
                                        ----------------------------------
                                        Title: Director


                                     By /s/ Michael Fenlon
                                        ----------------------------------
                                        Title: Manager



$25,000,000                          THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED


                                     By /s/ Akihiko Mabuchi
                                        ----------------------------------
                                        Title: Senior Vice President



$35,000,000                          THE ROYAL BANK OF SCOTLAND PLC


                                     By /s/ Mike Cunningham
                                        ----------------------------------
                                        Title: Corporate Director



$25,000,000                          CREDIT LYONNAIS SA


                                     By /s/ Mr. Renaut
                                        ----------------------------------
                                        Title: Director


$25,000,000                          DRESDNER BANK, AG (NEW YORK
                                         BRANCH)


                                     By /s/ William E. Lambert
                                        ----------------------------------
                                        Title: Vice President


                                     By /s/ Brian E. Haughney
                                        ----------------------------------
                                        Title: Assistant Vice President



$25,000,000                          UBS AG, STAMFORD BRANCH


                                     By /s/ Wilfred V. Saint
                                        ----------------------------------
                                        Title: Associate Director
                                               Banking Products Services, US


                                     By /s/ Dorothy L. McKinley
                                        ----------------------------------
                                        Title: Director
                                               Banking Products Services, US


$0                                   BANK ONE, NA (CHICAGO MAIN
                                          OFFICE)


                                     By /s/ Steven P. Sullivan
                                        ----------------------------------
                                        Title: Corporate Banking Officer



$0                                   SUNTRUST BANK


                                     By /s/ Frank H. Baker
                                        ----------------------------------
                                        Title: Managing Director



$0                                   BANCO SANTANDER CENTRAL
                                         HISPANO, S.A., NEW YORK BRANCH


                                     By /s/ Rebecca Rains
                                        ----------------------------------
                                        Title: Assistant Vice President


                                     By /s/ Javier Gubert
                                        ----------------------------------
                                        Title: Vice President



$0                                   BANCA COMMERCIALE ITALIANA -
                                          NEW YORK BRANCH


                                     By /s/ Charles Dougherty
                                        ----------------------------------
                                        Title: Vice President


                                     By /s/ Frank Maffei
                                        ----------------------------------
                                        Title: Vice President



$0                                   SUMITOMO MITSUI BANKING
                                         CORPORATION


                                     By /s/ Edward D. Henderson, Jr.
                                        ----------------------------------
                                        Title: Senior Vice President



$0                                   SOCIETE GENERALE, SOUTHWEST
                                          AGENCY


                                     By /s/ Georges Benay
                                        ----------------------------------
                                        Title: Director



$0                                   GENERAL ELECTRIC CAPITAL
                                         CORPORATION


                                     By /s/ Karl Kieffer
                                        ----------------------------------
                                        Title: Duly Authorized Signatory


Total Commitments

$1,350,000,000

                                                                       EXHIBIT A



                                   OPINION OF
                             COUNSEL FOR THE COMPANY


                                                     April 11, 2001


To the Banks and the Administrative Agent
  Referred to Below
c/o  Morgan Guaranty Trust Company
 of New York
60 Wall Street
New York, New York  10260

Dear Sirs:

         I am the Chief Legal Officer of Nortel Networks Limited (the "Corporation") and give this opinion pursuant to Section 5(b) of the Amended and Restated Credit Agreement dated as of April 11, 2001 among the Corporation, Nortel Networks Inc. ("NNI") and the banks (the "Banks") parties thereto (the "Amended and Restated Credit Agreement") amending the 364 Day Credit Agreement dated as of April 12, 2000 among the Corporation, NNI, the banks and co-agents parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent (as in effect prior to the effectiveness of the Amended and Restated Credit Agreement, the "Existing Credit Agreement", and as amended by the Amended and Restated Credit Agreement, the "Amended Credit Agreement"). Terms defined in the Existing Credit Agreement are used herein as therein defined.

         I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

         In rendering this opinion, I have assumed:

                  (a) the signatures on the documents I have examined are originals; and

                  (b) with respect to the valid and binding nature of the Amended and Restated Credit Agreement and the Amended Credit Agreement and the delivery of the Amended and Restated Credit Agreement, the laws of the State of New York are the same as the laws of Canada.

         The opinions expressed herein are subject to the following qualifications:

                  (a) enforceability of the Amended and Restated Credit Agreement and the Amended Credit Agreement may be limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally;

                  (b) equitable remedies, including remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction;

                  (c) the Currency Act (Canada) precludes the courts in Canada from awarding a judgment for an amount expressed in a currency other than Canadian dollars; and

                  (d) any requirement to pay interest at a greater rate after than before default may not be enforceable if the same is construed by a court to constitute a penalty.

         In expressing the opinions stated in (a), (b) and (c) below, I have relied exclusively upon the opinion of Blair F. Morrison, Assistant Secretary of the Corporation, dated the date hereof (the "Opinion"), a copy of which is attached hereto as Schedule A. The opinions expressed herein are limited in scope to the matters addressed in the Opinion, and to the extent any such opinion is stated to be based on any assumption or to be given in reliance on any certificate or other document or to be subject to any limitation, qualification or exception, the opinions expressed herein in reliance on such opinion are based upon the same assumption, are given in reliance on the same certificate or document, and are subject to the same limitation, qualification or exception. I have reviewed the Opinion and found it to be satisfactory in form and scope to address the matter for which it has been relied upon by me herein.

         Upon the basis of the foregoing, I am of the opinion that:

         1. The Corporation is a corporation duly incorporated and validly existing under the laws of Canada and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the absence of which would have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement.

         2. The execution and delivery by the Corporation of the Amended and Restated Credit Agreement and the performance by the Corporation of the Amended Credit Agreement (i) are within the Corporation's corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official, and
(iii) do not contravene any provision of applicable law or regulation or any provision of the certificate of incorporation or by-laws of the Corporation or any contractual restriction, order, decree or other instrument binding upon the Corporation or any of its Subsidiaries, except in the case of (ii) and (iii) above, any such action, filing or contravention which would not have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement.

         3. Each of the Amended and Restated Credit Agreement and the Amended Credit Agreement constitutes a valid and binding agreement of the Corporation enforceable in accordance with its terms.

         4. To the best of my knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Corporation or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement, or which in any manner draws into question the validity of the Amended Credit Agreement.

                                                     Yours truly,

                                                     Nicholas J. DeRoma
                                                     Chief Legal Officer

                                                                      Schedule A

Nortel Networks Limited
8200 Dixie Road, Suite 100
Dept. 0019, GMS 036/NO/172
Brampton, Ontario Canada L6T 5P6
Tel:
Fax:
E-mail:
www.nortelnetworks.com






April 11, 2001


Mr. N.J. DeRoma
Chief Legal Officer
Nortel Networks Limited
8200 Dixie Road, Suite 100
Brampton, Ontario
L6T 5P6

Dear Sir:

I am Assistant Secretary of Nortel Networks Limited (the "Corporation"). I understand that you will rely on this opinion letter in connection with the delivery of your opinion pursuant to Section 5(b) of the Amended and Restated Credit Agreement dated as of April 11, 2001 among the Corporation, Nortel Networks Inc. ("NNI") and the banks (the "Banks") parties thereto (the "Amended and Restated Credit Agreement") amending the 364 Day Credit Agreement dated as of April 12, 2000 among the Corporation, NNI, the banks and co-agents parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent (as in effect prior to the effectiveness of the Amended and Restated Credit Agreement, the "Existing Credit Agreement", and as amended by the Amended and Restated Credit Agreement, the "Amended Credit Agreement"). Terms defined in the Existing Credit Agreement are used herein as therein defined.

I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

In rendering this opinion, I have assumed:

(a)   the signatures on the documents I have examined are originals; and

(b) with respect to the valid and binding nature of the Amended and Restated Credit Agreement, the Amended Credit Agreement and the delivery of the Amended and Restated Credit Agreement, the laws of the State of New York are the same as the laws of Canada.

I am qualified to practice law solely in the Province of Ontario, Canada and express no opinion as to any laws or matters governed by any laws other than the laws of the Province of Ontario and the federal laws of Canada applicable therein.

The opinions expressed herein are subject to the following qualifications:

(a) enforceability of the Amended and Restated Credit and the Amended Credit Agreement may be limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally;

(b) equitable remedies, including remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction;

(c) the Currency Act (Canada) precludes the courts in Canada from awarding a judgment for an amount expressed in a currency other than Canadian dollars; and

(d) any requirement to pay interest at a greater rate after than before default may not be enforceable if the same is construed by a court to constitute a penalty.

Upon the basis of the foregoing, I am of the opinion that:

(a) the Corporation is a corporation duly incorporated and validly existing under the laws of Canada and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the absence of which would have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement;

(b) the execution and delivery by the Corporation of the Amended and Restated Credit Agreement and the performance by the Corporation of the Amended Credit Agreement are (i) within the Corporation's corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official, and (iii) do not contravene any provision of applicable law or regulation or any provision of the certificate of incorporation or by-laws of the Corporation or any contractual restriction, order, decree or other instrument binding upon the Corporation or any of its Subsidiaries, except in the case of (ii) and
      (iii) above, any such action, filing or contravention which would not have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement;

(c) each of the Amended and Restated Credit Agreement and the Amended Credit Agreement constitutes a valid and binding agreement of the Corporation, enforceable in accordance with its terms; and

(d) to the best of my knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Corporation or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could have a material adverse effect on the ability of the Corporation to perform its obligations under the Amended Credit Agreement, or which in any manner draws into question the validity of the Amended Credit Agreement.

This opinion is furnished solely for your benefit in connection with the aforementioned delivery of your opinion letter (including as an attachment to your opinion) in connection with the Amended and Restated Credit Agreement and is not to be used, circulated or quoted or otherwise referred to for any other purpose.

                                  Yours truly,


                                  Blair F. Morrison
                                  Assistant Secretary

                                                                       EXHIBIT B


                                   OPINION OF
                        COUNSEL FOR NORTEL NETWORKS INC.


                                                        April 11, 2001

To the Banks and the Administrative Agent
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

         I am Secretary of Nortel Networks Inc. (the "Borrower") and give this opinion pursuant to Section 5(b) of the Amended and Restated Credit Agreement dated as of April 11, 2001 among Nortel Networks Limited (the "Company"), the Borrower and the banks (the "Banks") parties thereto (the "Amended and Restated Credit Agreement") amending the 364 Day Credit Agreement dated as of April 12, 2000 among the Company, the Borrower, the banks and co-agents parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent (as in effect prior to the effectiveness of the Amended and Restated Credit Agreement, the "Existing Credit Agreement", and as amended by the Amended and Restated Credit Agreement, the "Amended Credit Agreement"). Terms defined in the Existing Credit Agreement are used herein as therein defined.

         I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

         The opinions expressed herein are subject to the following qualifications:

                  (a) enforceability of the Amended and Restated Credit Agreement, the Amended Credit Agreement and the Notes may be limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally; and

                  (b) equitable remedies, including remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction.

         Upon the basis of the foregoing, I am of the opinion that:

         1. The Borrower is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware, and is a wholly-owned Consolidated Subsidiary of the Company. It has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the absence of which would have a material adverse effect on the ability of the Borrower to perform its obligations under the Amended Credit Agreement.

         2. The execution and delivery by the Borrower of the Amended and Restated Credit Agreement and the performance by the Borrower of the Amended Credit Agreement (i) are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official and
(iii) do not contravene any provision of applicable law or regulation or any provision of the certificate of incorporation or by-laws of the Borrower or any contractual restriction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, except, in the case of (ii) and (iii) above, any such action, filing or contravention which would not have a material adverse effect on the ability of the Borrower to perform its obligations under the Amended Credit Agreement.

         3. Each of the Amended and Restated Credit Agreement and the Amended Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms.

                                                Very truly yours,


                                                Roger A. Schecter
                                                Secretary